Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Leases [Abstract]
Commitments and Contingencies	Commitments and Contingencies
As of June 30, 2020, the Company has eight operating and six direct financing lease agreements related to certain acquisitions under leasehold interests arrangements. The eight operating leases have durations, including assumed renewals, ranging from 12.3 years to 87.2 years. The Company did not enter into any additional ground leases during the quarter ended June 30, 2020.
As of June 30, 2020, the Company’s balance sheet includes ROU assets and liabilities of $14.3 million and $9.1 million, respectively, which are included in operating lease right-of-use assets and operating lease liabilities, respectively. In determining operating ROU assets and lease liabilities for the Company’s existing operating leases upon the adoption of the new lease guidance as well as for new operating leases in the current period, the Company was required to estimate an appropriate incremental borrowing rate on a fully-collateralized basis for the terms of the leases. Since the terms of the Company’s ground leases are significantly longer than the terms of borrowings available to the Company on a fully-collateralized basis, the Company’s estimate of this rate required significant judgment.
The Company’s ground operating leases have a weighted-average remaining lease term, including assumed renewals, of 41.7 years and a weighted-average discount rate of 7.35% as of June 30, 2020. For the six months ended June 30, 2020, the Company paid cash of $0.2 million, for amounts included in the measurement of lease liabilities and recorded expense of $0.5 million, on a straight-line basis in accordance with the standard. The Company recorded expense of $0.2 million for the three months ended March 31, 2019. The lease expense is recorded in property operating expenses in the consolidated statements of operations and comprehensive loss. The following table reflects the base cash rental payments due from the Company as of June 30, 2020:

	Future Base Rent Payments
(In thousands)	Operating Leases	Direct Financing Leases (1)
2020 (remainder)	$327	$41
2021	663	84
2022	682	86
2023	684	88
2024	686	90
Thereafter	29,381	7,500
Total minimum lease payments	32,423	7,889
Less: amounts representing interest	(23,278)	(3,053)
Total present value of minimum lease payments	$9,145	$4,836
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(1) The Direct Finance Lease liability is included in Accounts Payable and accrued expenses on the balance sheet as of June 30, 2020. The Direct Financing lease asset is included as part of building and improvements as the land component was not required to be bifurcated under ASU 840.
Litigation and Regulatory Matters
In the ordinary course of business, the Company may become subject to litigation, claims and regulatory matters. There are no material legal or regulatory proceedings pending or known to be contemplated against the Company or its properties.
Environmental Matters
In connection with the ownership and operation of real estate, the Company may potentially be liable for costs and damages related to environmental matters. As of June 30, 2020, the Company had not been notified by any governmental authority of any non-compliance, liability or other claim, and is not aware of any other environmental condition that it believes will have a material adverse effect on the results of operations.